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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                                AUGUST 6, 1999
                       (Date of earliest event reported)


                            PS GROUP HOLDINGS, INC.
            (Exact name of registrant as specified in its charter)


         DELAWARE                        1-7141                  33-0692068
(State or other jurisdiction     (Commission file number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)


                    4370 LA JOLLA VILLAGE DRIVE, SUITE 1050
                          SAN DIEGO, CALIFORNIA 92122
             (Address of principal executive offices and zip code)


                                (858) 642-2999
                        (Registrant's telephone number)
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ITEM 5.   OTHER EVENTS


Reference is made to Note C to the Notes to Unaudited Condensed Consolidated Financial Statements appearing in Item 1 of Part I of the Form 10-Q for PS Group Holdings, Inc. for the quarterly period ended June 30, 1999 ("the 1999 Second Quarter Form 10-Q") for a discussion of a tentative settlement with the California Franchise Tax Board ("CFTB"). This settlement was approved by the CFTB on August 6, 1999.

Reference is made to Item 1 of Part II of the 1999 Second Quarter Form 10-Q for information on a proposed settlement agreement relating to litigation involving environmental contamination at the San Francisco International Airport including a discussion of the scope of the proposed settlement and the claims that would not be affected by it. The Federal District Court for the Northern District of California, on August 23, 1999, granted the motion to approve the settlement agreement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: August 30, 1999

                                       PS GROUP HOLDINGS, INC.
                                       -----------------------
                                       (Registrant)

                                       By: /s/ L.A. Guske
                                          -----------------------------------
                                       Lawrence A. Guske
                                       Vice President - Finance and
                                       Chief Financial Officer and
                                       Authorized Officer of the Registrant